Exhibit 10.1

Amendment to

Irrevocable Standby Letter of Credit

Advice Date: October 10, 2018

BENEFICIARY

WINDTREE THERAPEUTICS INC

2600 KELLY RD., SUITE 100

WARRINGTON, Pennsylvania 18976

ISSUING BANK

BANK OF CHINA CENTRE

COUNTER 6/F., BANK OF CHINA CENTRE OLYMPIAN CITY, 11 HOI FAI ROAD

WEST KOWLOON, HONG KONG

APPLICANT

LEE'S PHARMACEUTICAL HOLDINGS LIMITED UNIT 110●111, BIO-INFORMATICS CENTRE, NO. 2

SCIENCE PARK WEST AVENUE

HONG KONG SCIENCE PARK

SHATIN, HONG KONG

GENTLEMEN:

AT THE REQUEST OF THE OPENING BANK WE ENCLOSE THE ORIGINAL OF THEIR LETTER OF CREDIT AMENDMENT. WE HAVE RETAINED A COPY OF THE CREDIT. THE AUTHENTICITY OF THIS LETTER OF CREDIT AMENDMENT HAS BEEN REVIEWED BY US AND FOUND TO BE IN ORDER.

WE SUGGEST YOU REVIEW THE LETTER OF CREDIT AMENDMENT IMMEDIATELY TO DETERMINE THAT THE TERMS AND CONDITIONS MEET THE REQUIRED TERMS OF THE CREDIT INSTRUMENT OR FACILITY. IF YOU FIND THE TERMS AND CONDITIONS OF THIS STANDBY LETTER OF CREDIT AMENDMENT UNACCEPTABLE, PLEASE CONTACT YOUR CUSTOMER (THE APPLICANT) AND REQUEST THEM TO INSTRUCT THE ISSUING BANK TO AMEND THE CREDIT ACCORDINGLY.

EXCEPT FOR AUTHENTICATION OF THE ENCLOSED AMENDMENT, THIS IS SOLELY AN ADVICE OF THIS LETTER OF CREDIT AMENDMENT AND CONVEYS NO OBLIGATION ON THE PART OF WELLS FARGO BANK, N.A.

BELOW IS THE STANDBY LETTER OF CREDIT AMENDMENT AS RECEIVED FROM BANK OF CHINA (HONG KONG) LIMITED

Beneficiary (before this amendment) WINDTREE THERAPEUTICS, INC.

New Date of Expiry

181228

Narrative

ADDITIONAL CONDITIONS IS AMENDED (47):.

++"THIS STAND-BY LETTER OF CREDIT TAKES EFFECT FROM ITS ISSUING DATE AND SHALL REMAIN VALID AND IN FULL FORCE UNTIL 28TH DECEMBER, 2018 (HEREINAFTER CALLED "THE EXPIRY DATE") AT OUR COUNTER 6/F., BANK OF CHINA CENTRE, OLYMPIAN CITY,11 HOI FAI ROAD, WEST KOWLOON, HONG KONG." INSTEAD OF ORIGINALLY STATED.

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED. THIS IS THE OPERATIVE AMENDMENT. NO AIRMAIL CONFIRMATION WILL FOLLOW.